SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20429

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 31, 2000
                                                  ---------------

                             SALISBURY BANCORP, INC.
                             -----------------------
               (Exact name of registrant as specified in charter)


                Connecticut                                 06-1514263
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(State or other jurisdiction of incorporation) (IRS Employer Identification No.)


   5 Bissell Street, Lakeville, Connecticut                  06039-1868
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(Address of principal executive offices)                     (zip code)


Registrant's telephone number, including area code:   (860) 435-9801
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

                                      -2-

Form 8-K, Current Report
Salisbury Bancorp, Inc.


Item 5.  Other Events.
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         The Board of Directors of Salisbury  Bancorp,  Inc., the parent company of Salisbury Bank and Trust Company, declared a $0.13 per common share quarterly cash dividend at their August 31, 2000 meeting.

         The dividend will be paid on October 27, 2000 to shareholders of record as of September 29, 2000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         c.    Exhibits.

         99.   Press release dated September 1, 2000

         Exhibit Index                                             Page
         -------------                                             ----

         99.   Press release dated September 1, 2000                3



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   September 5, 2000                    SALISBURY BANCORP, INC.


                                              By: /s/ John F. Perotti
                                                 -------------------------------
                                                 John F. Perotti, President and
                                                 Chief Executive Officer